Creating Differentiation Through Innovation Sigma-Aldrich Corporation Q1 2009 Earnings Review Exhibit 99.2

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Cautionary Statements
Our presentation today will include forward looking statements relating to the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations, goals, beliefs, intentions and the like regarding future sales, earnings, cash flow, share repurchases and other matters. These statements involve assumptions regarding
Company operations, investments and acquisitions and conditions in the markets the Company serves.  While we believe that these expectations are based on reasonable assumptions, such statements are subject to risks and uncertainties including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied during this review or contained in other Company communications due to, but not limited to, such factors as (1) declining global economic conditions, (2) changes in pricing and the competitive environment and the global demand for our products,
(3) fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5) dependence on uninterrupted manufacturing operations, (6) changes in the regulatory environment in which the
Company operates, (7) changes in worldwide tax rates or tax benefits from domestic and international operations, including the matter described in Note 9 – Income Taxes – to the Consolidated Financial Statements in the Company’s Form 10-K report for the year ended December 31, 2008,  (8) exposure to litigation, including product liability claims, (9) the ability to maintain adequate quality standards, (10) reliance on third party package delivery services, (11) the impact of acquisitions and success in integrating and obtaining projected results from the acquisitions, (12) other changes in the business environment in which the Company operates, and (13) the outcome of the matters described in Note 10-Contingent Liabilities and Commitments-in the Company’s
Form 10-K report for the year ended December 31, 2008.  A further discussion of risk factors can be found in Item 1A of the
Company’s Form 10-K report for the year ended December 31, 2008. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. Organic sales growth data presented in this review is proforma data and excludes currency. While able to report historical currency impacts after the fact, we are unable to estimate changes that may occur later in 2009 to applicable rates of exchange and thus are unable to reconcile the projected non-GAAP currency adjusted internal growth rates to reported GAAP growth rates for 2009.  Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also reports both GAAP and adjusted sales and income comparisons to reflect what it believes are ongoing and/or comparable operating results excluding currency impacts. Management excludes this item in judging its historical performance and in assessing its expected future performance.  Management also uses free cash flow, a non-GAAP measure, to judge its performance and ability to pursue opportunities that enhance shareholder value.  Management believes this non-GAAP information is useful to investors as well.

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sigma-aldrich.com
SIGMA-ALDRICH

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First Quarter 2009 Financial Results
Diluted EPS
Net Income
Sales
$519M
$84M
$0.68
Q1 2009
(in millions, except EPS)
9%
-
6%
As Reported
Free Cash Flow
$86M 22%
1%
19%
27%
Excluding
Currency Impact
22%
YEAR-OVER-YEAR
Strong performance despite
global recessionary environment.

Sales Mix

26%
SAFC
RESEARCH
74%

SAFC

Total Company

sigma-aldrich.com

SIGMA-ALDRICH

4 ® Q1 2009 Sales Growth (Adjusted for Currency) Research Year Over Year Vs. Previous Quarter 3.4% (5.3%) 1.0% 6.8% 3.4% (5.2%) Demand for research products and services continued to show growth.

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First Quarter Income Statement
(in millions, except per share amounts)
2009
THREE MONTHS ENDED MARCH 31
$ 519
(250)
269
(127)
(16)
126
Net Sales
R&D
Operating Income
S,G&A
Gross Profit
Cost of Products Sold
YEAR OVER
YEAR
$ (50)
27
(23)
21
-
(2)
VS. PREVIOUS
QUARTER
$ 9
(5)
4
7
-
11
Process improvement and cost containment initiatives offset currency headwinds versus a year ago.  Financial performance improved further versus previous quarter.

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First Quarter Margin Analysis
PERCENTAGE
OF SALES
21.8%
(2.2%)
0.8%
0.9%
2.1%
0.2%
23.6%
Q1 2008: Pre-tax Profit Margin
Q1 2009: Pre-tax Profit Margin
S,G&A Expenses
Interest Expense
Supply Chain Initiatives
Price/Volume/Mix
Impact of Currency
Pre-tax profit margins improved by
180 basis points versus a year ago.

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Free Cash Flow
(in millions)
2009
$ 84
23
(39)
46
114
(28)
$ 86
Net Income
Free Cash Flow
Net Cash from Operations
Less Capital Expenditures
Other
Changes in Performance Working Capital*
Depreciation & Amortization
2008
$ 84
25
(72)
52
89
(19)
$ 70
*Accounts Receivable + Inventory – Accounts Payable
THREE MONTHS ENDED MARCH 31
Free cash flow remains strong.

8 ® 2009 Guidance Organic Revenue Growth Reported EPS Free Cash Flow Low single digits Slightly above $2.65 > $300M

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First Quarter – Key Business
Highlights
Increased e-commerce sales to 44% of worldwide research-
based sales
Strong growth in CAPLA countries
Increase of 16% in SAFC booked orders for future delivery
Added new products and services
Continued to invest to expand unique manufacturing
capabilities

ACCELERATE • ELEVATE • INNOVATE

ACCELERATE • ELEVATE • INNOVATE
ACCELERATE • ELEVATE • INNOVATE
ACCELERATE • ELEVATE • INNOVATE
ACCELERATE • ELEVATE • INNOVATE

sigma-aldrich.com SIGMA-ALDRICH

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Growth & Profitability Drivers - 2009
Initiatives expected to mitigate uncertain market conditions.
Continue focus on Life Science & High Technology markets
Invest and grow in emerging markets
Extend e-commerce capability
Streamline global supply chain
Develop/acquire new technologies

11 ® 2009 GUIDANCE QUESTIONS? Organic Revenue Growth Reported EPS Free Cash Flow Low single digits Slightly above $2.65 > $300M Sigma-Aldrich Corporation Q1 2009 Earnings Review